OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2017
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . . . . . .20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-22955

Tekla Healthcare Opportunities Fund
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

100 Federal Street, 19th Floor, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2014 to September 30, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

Annual Report

  2  0  1  5

TEKLA HEALTHCARE
OPPORTUNITIES FUND

DISTRIBUTION POLICY

The Fund has implemented a managed distribution policy (the Policy) that provides for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. The Fund intends to use net investment income and net realized capital gains when making monthly distributions, if available, but the Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. With each distribution, the Fund will issue a notice to shareholders and a press release with detailed information regarding the amount and estimated composition of the distribution. You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Fund's Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

To our Shareholders:

On September 30, 2015, the net asset value (NAV) per share of the Fund was $18.77. During the twelve month period ended September 30, 2015, total return at NAV of the Fund was 4.02%, with distributions reinvested. The total investment return at market with distributions reinvested was -7.37% during the same period. Thus, the Fund NAV and market return underperformed both the S&P 1500 Healthcare and the S&P 500 Index returns for the six month period. During the twelve month period ended September 30, 2015, the Fund's NAV return exceeded the broad S&P 500 Index. However, during the same period, the S&P 1500 Healthcare Index outperformed both the Fund's market return and the Fund's NAV return. Comparisons to the relevant indices are listed below.

Investment Returns	Six Months Ended 9/30/15	Twelve Months Ended 9/30/15
At Market	-17.96%	-7.37%
At Net Asset Value	-11.78%	4.02%
S&P 1500 Healthcare	-8.04%	6.22%
S&P 500 Index	-6.18%	-0.62%

Investment Highlights

The Nasdaq Biotech Index (NBI) has generally demonstrated more volatility in the twelve month period ended September 30, 2015 (the report period) than it had in recent years. While the NBI was among the best performing sectors for the approximately seven years, rising more than fourfold (+346%) between the end of 2008 to the end of this report period, the broader S&P 500 Index rose approximately 145% in the same period. So, considering the last seven years as a whole, as the NBI significantly outperformed the broad market, we are satisfied with the overall performance of the healthcare sector and the Fund. See the following chart for a comparison.

However, starting on July 20, 2015 when the NBI reached an all-time high, through September, the NBI Index decreased approximately 24% while the S&P 500 Index decreased approximately 9%.

It is our impression that the recent healthcare/biotech pullback was the result of multiple factors. Even given the strong relative and absolute growth rates we see in the sector, there appeared to be a broadly felt notion that valuations were getting stretched, particularly for a few highflying outlier companies. In recent quarters though we have seen analysts suggesting valuation as the basis for concerns about a potential reversal, healthy or otherwise.

We think valuation, especially for a few highly publicized companies, may have played a part in the recent NBI reversal but was likely not the only key factor in the drop. In the last few months, in our view, several questions, ultimately linked to drug pricing, have had an impact on healthcare sector sentiment. First, in mid-summer, a small specialty pharmaceutical company was noted to have acquired an old, niche product from another company and quickly increased the price of this product more than 50 fold. This action produced considerable negative publicity. Since this disclosure, the topic has become politicized. At least one presidential candidate has elected to emphasize drug pricing in her campaign, weakening sentiment toward the sector and, at least in our view, ultimately exacerbating the pullback described above.

In addition, as the report period was closing (and beyond), another specialty pharmaceutical company was alleged to have, at the least, used questionable practices in the pricing and marketing of a number of its products. This situation is still being investigated. In aggregate, it is fair to say that a concern about pricing power in the healthcare sector has heightened volatility and downward pressure, particularly in the specialty pharmaceutical subsector and even more particularly in situations where pricing may not reflect value to patients.

We believe that current concerns about pricing power in the healthcare and biotech industries are overblown. It is our observation that the vast majority of companies, particularly many of the innovative companies we prefer, price their new and novel products based on the value they bring to patients. There are certainly companies that try to price products in order to seek what one presidential candidate calls "excess" profits (whatever that means), but we believe most companies try to price their products fairly. Beyond this, we note that there are legislative controls in place in the US to limit executive branch over-reactions. At the moment, the government is limited in its ability to "control" drug pricing. Given the current and expected government makeup, we don't see this situation changing soon. Bottom line, we think the industry's ability to price drugs that reflect their value to patients will remain a positive for the sector for some time.

More generally there are always factors that make us more bearish and others that make us more bullish. At the moment, our biggest concern is how the IPO and follow on market has been behaving. This market has been growing explosively for the last 2-3 years though it may well now be cooling at least for the moment. In the last couple of years there have been more than 225 priced IPOs raising more than $25 billion in our sector. Moreover, in the same timeframe, there have been more than 850 priced follow on financings (including primary, secondary, and reg-direct offerings), raising greater than $100 billion. There have been three main consequences. First and foremost, an entirely new generation of novel public companies has been created which is now fully funded. It is our belief that this funding phenomenon has armed a generation of companies that will both improve the quality of life for millions of people and also be the basis for another wave of sales and earnings growth in our sector. This should ultimately extend and expand the positive sentiment that our sector has earned and received.

Second, and less appreciated, successful listing of these companies has re-energized venture funding in the healthcare sector. Prior to the last couple of years, it is our impression that limited partnership (LP) funding interest in healthcare had waned. As a consequence we observed less venture capital funding available and fewer well-funded venture backed companies than there might otherwise have been. We expect that the successful recent investment exits of at least a few venture funds will catalyze additional LP interest in the biotech space. In time, this should facilitate the next round of IPO investment by public investors.

Third, we note that quite a bit of clinical and other data that is being generated by the new IPO companies. In general these companies have been managed by more experienced individuals and have often gone public at a later stage than previous IPO classes. While there have been some "story" stocks (i.e., great ideas without much clinical validation) a significant portion of recent IPOs have been relatively later stage than we recall in the 1999-2000 timeframe, which is generally considered among the most prolific IPO period. Some current IPO companies have already initiated clinical trials that could lead to relatively near term regulatory approvals. We expect that such companies will create value more quickly than the famed 1999-2000 generation of IPOs. We anticipate that this will materially reduce the time from concept to profit that hampered value creation after the last great wave of IPOs.

In addition to these impressions, after the recent pullback, many healthcare and biotech companies are now at lower valuations. We note that after the September 2015 pullback described above, valuations have dropped markedly. Mark Schoenebaum of Evercore ISI, a well-known sell side analyst, has noted that the price/earnings ratio of the four biggest biotech companies (Gilead Sciences, Inc., Amgen Inc., Celgene Corporation and Biogen Inc. which he and other use as a proxy for the sector) was lower on an equal weighted basis than the S&P 500 Index. Mr. Schoenebaum asserts that the P/E for this group has only been below that of the broader index three other times in the last 10 years.

Furthermore, Bloomberg calculates that the consensus long term growth rate of these four companies is 14.73% compared to a consensus of 10.1% for the S&P 500 Index. Given these numbers, growth adjusted earnings (i.e., P/E divided by growth rate or PEG) for the 4 largest biotech companies is at an attractive level relative to its own history and to that of the S&P 500 Index. It is our experience that PEG ratios are among the best indicators of value.

There can be no certainty about the future and there can be plenty of things that go awry, but to us this picture suggests that the healthcare sector in general and the biotech sector in particular provides an interesting investment opportunity.

Portfolio Highlights

During the report period THQ held positions in more than eighty companies. Healthcare related products and services were the principal business of essentially all of the investments, as determined by Tekla. In the report period, investments in Shire plc, NPS Pharmaceuticals, Inc., Allergan plc and Alexion Pharmaceuticals, Inc. were among those Fund positions which most benefitted performance relative to the S&P 1500 Healthcare Index. Not owning or being meaningfully underweight Pharmacyclics, Inc., BioMarin Pharmaceutical Inc. and Anacor Pharmaceuticals, Inc. detracted from performance.

We note that at its formation THQ adopted the S&P 1500 Healthcare Index as its narrow benchmark and the S&P 500 Index as its broad benchmark. We also note that we are required to adopt such benchmarks. However, THQ is quite unique with its focus on healthcare, its growth and income approach and its intent to invest in restricted securities. THQ's emphasis on income has resulted in the Fund's investment in approximately 11% of Managed Assets principally in the debt of healthcare companies excluding convertibles. In addition, the Fund writes covered calls on a large percentage of assets. These investments are intended to produce significant "current income" (i.e., traditional income and short term gains resulting from premiums associated with covered call writing). These goals, designed to provide some added likelihood that THQ will be able to make its distribution goals and provide some level of downside protection in a variety of market scenarios, may also limit upside participation. We expect that, at times, these differences between the composition of THQ's portfolio and each of its benchmarks may complicate analysis of THQ's performance. We expect that at such times we will provide additional color that may be helpful in your own analysis.

Investment Changes

During the twelve month period ended September 30, 2015, the Fund established positions in several companies including Acadia Healthcare Co Inc., Allscripts Healthcare Solutions, Inc., Baxalta Inc., Baxter International, Inc., Egalet Corporation, Express Scripts Holding Company, Humana, Inc., Merck & Co., Inc., Tenet Healthcare Corporation and United Therapeutics Corporation. During the same twelve month period, the Fund exited positions in Actavis plc, Catamaran Corporation, Cubist Pharmaceuticals, Inc., Eli Lilly& Co, Impax Laboratories, Inc., Jazz Pharmaceuticals plc, Momenta

Pharmaceuticals, Inc., Neurocrine Biosciences, Inc., Sarepta Therapeutics Inc. and Synageva BioPharma Corp.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead, PhD
President

TEKLA HEALTHCARE
OPPORTUNITIES FUND

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of September 30, 2015

Issuer - Sector	% of Net Assets
Johnson & Johnson Pharmaceuticals	10.0%
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	7.6%
Celgene Corporation Biotechnologies/Biopharmaceuticals	6.6%
Biogen Inc. Biotechnologies/Biopharmaceuticals	5.7%
Pfizer, Inc. Pharmaceuticals	3.7%
Merck & Co., Inc. Pharmaceuticals	3.5%
UnitedHealth Group, Inc. Healthcare Services	3.5%
Vertex Pharmaceuticals Incorporated Biotechnologies/Biopharmaceuticals	3.4%
Alkermes plc Biotechnologies/Biopharmaceuticals	3.0%
Alexion Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	2.7%

SECTOR DIVERSIFICATION (% of Net Assets)

As of September 30, 2015

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 20.3% of Net Assets
PRINCIPAL AMOUNT	Convertible Notes - 5.8%	VALUE
	Biotechnologies/Biopharmaceuticals - 5.8%
$13,000,000	Aegerion Pharmaceuticals, Inc., 2.00% due 8/15/19 (a)	$9,717,500
14,330,000	ARIAD Pharmaceuticals Inc., 3.63% due 6/15/19 (a)	14,079,225
14,700,000	Corsicanto Ltd, 3.50% due 1/15/32	13,505,625
7,000,000	Egalet Corporation, 5.50% due 4/1/20	8,001,875
4,000,000	Immunomedics, Inc., 4.75% due 2/15/20	2,847,500
	TOTAL CONVERTIBLE NOTES	48,151,725
	Non-Convertible Notes - 14.5%
	Biotechnologies/Biopharmaceuticals - 1.2%
10,000,000	Amgen Inc. 3.63% due 5/15/22	10,213,700
	Healthcare Services - 9.3%
12,693,000	Acadia Healthcare Co Inc., 5.13% due 7/01/22	12,502,605
10,500,000	Anthem Inc., 3.50% due 8/15/24	10,393,960
8,665,000	Cigna Corporation, 5.88% due 3/15/41	10,053,046
8,250,000	Express Scripts Holding Company, 6.13% due 11/15/41	9,519,593
9,700,000	HCA Holdings, Inc., 6.25% due 2/15/21	10,330,500
7,500,000	HealthSouth Corp, 5.75% due 11/01/24	7,406,250
10,500,000	UnitedHealth Group Inc., 4.38% due 3/15/42	10,323,505
5,020,000	Wyeth LLC, 5.95% due 4/01/37	6,031,671
		76,561,130
	Medical Devices and Diagnostics - 3.9%
14,610,000	Alere, Inc., 6.50% due 6/15/20	14,829,150
4,750,000	AstraZeneca PLC, 6.45% due 9/15/37 (f)	6,139,641
5,000,000	Medtronic, Inc., 3.50% due 3/15/25	5,101,720
6,000,000	Zimmer Biomet Holdings, Inc., 4.25% due 8/15/35	5,616,300
		31,686,811

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

PRINCIPAL AMOUNT		VALUE
	Pharmaceuticals - 0.1%
$780,000	Mallinckrodt International Finance SA, 4.75% due 4/15/23	$674,700
	TOTAL NON-CONVERTIBLE NOTES	119,136,341
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $170,832,814)	167,288,066
SHARES	COMMON STOCKS AND WARRANTS - 105.1%
	Biotechnologies/Biopharmaceuticals - 39.7%
547,300	Achillion Pharmaceuticals Inc (b)	3,781,843
206,000	Aegerion Pharmaceuticals, Inc. (b)	2,801,600
141,890	Alexion Pharmaceuticals plc (b)	22,190,177
425,800	Alkermes plc (b) (c)	24,981,686
146,000	Amgen Inc.	20,194,720
43,300	Anacor Pharmaceuticals Inc. (b) (c)	5,096,843
319,600	Baxalta Inc.	10,070,596
319,600	Baxter International, Inc.	10,498,860
159,881	Biogen Inc. (b)	46,654,875
23,500	BioMarin Pharmaceutical Inc. (b) (c)	2,475,020
44,600	bluebird bio, Inc. (b) (c)	3,815,530
499,142	Celgene Corporation (b) (c)	53,992,190
305,100	Eleven Biotherapeutics, Inc. warrants (Restricted, expiration 11/24/17) (e)	0
639,219	Gilead Sciences, Inc.	62,764,914
98,200	Isis Pharmaceuticals, Inc. (b)	3,969,244
125,100	Juno Therapeutics, Inc. (b)	5,090,319
300,000	Karyopharm Therapeutics Inc. (b)	3,159,000
6,300	Kite Pharma, Inc. (b)	350,784
1,308,385	Pieris Pharmaceuticals, Inc. (b)	2,394,344
152,030	The Medicines Company (b)	5,771,059
68,700	United Therapeutics Corporation (b)	9,016,188
265,543	Vertex Pharmaceuticals Incorporated (b)	27,653,648
		326,723,440
	Drug Discovery Technologies - 1.8%
232,600	Celldex Therapeutics, Inc. (b)	2,451,604
112,223	Incyte Corporation (b) (c)	12,381,564
		14,833,168

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

SHARES		VALUE
	Generic Pharmaceuticals - 6.9%
61,970	Allergan plc (b) (c)	$16,844,066
530,296	Mylan NV (b)	21,349,717
331,118	Teva Pharmaceutical Industries Ltd. (d)	18,694,922
		56,888,705
	Healthcare Services - 12.0%
84,390	Aetna, Inc. (c)	9,233,110
886,730	Allscripts Healthcare Solutions, Inc. (b)	10,995,452
74,251	Cigna Corporation (c)	10,025,370
209,572	Community Health Systems, Inc. (b)	8,963,394
213,288	HCA Holdings, Inc. (b)	16,499,960
112,000	Humana, Inc. (c)	20,048,000
135,360	Molina Healthcare, Inc. (b)	9,319,536
164,500	Tenet Healthcare Corporation (b)	6,073,340
88,652	WellCare Health Plans Inc. (b)	7,640,029
		98,798,191
	Medical Devices and Diagnostics - 7.1%
303,800	Agilent Technologies, Inc.	10,429,454
11,361	Alere, Inc. (b)	547,032
551,000	Endologix Inc. (b)	6,755,260
293,861	Natera, Inc. (b)	3,188,392
161,510	St Jude Medical, Inc.	10,189,666
123,940	Stryker Corporation	11,662,754
25,750	Thermo Fisher Scientific Inc.	3,148,710
156,100	Wright Medical Group Inc. (b)	3,281,222
102,300	Zimmer Biomet Holdings, Inc.	9,609,039
		58,811,529
	Pharmaceuticals - 21.6%
164,156	AbbVie Inc.	8,931,728
332,640	Bristol-Myers Squibb Co. (c)	19,692,288
884,612	Johnson & Johnson	82,578,530
50,000	Mallinckrodt PLC (b)	3,197,000
107,400	Medivation, Inc. (b)	4,564,500
585,000	Merck & Co., Inc.	28,893,150
965,037	Pfizer, Inc.	30,311,812
		178,169,008
	Real Estate Investment Trusts - 14.6%
73,195	Care Capital Properties, Inc.	2,410,311
236,618	LTC Properties Inc.	10,096,490

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

SHARES		VALUE
1,153,574	Medical Properties Trust, Inc.	$12,758,529
413,116	Omega Healthcare Investors Inc.	14,521,028
1,050,902	Physicians Realty Trust	15,858,111
456,190	Sabra Health Care REIT Inc.	10,574,484
479,604	Senior Housing Properties Trust	7,769,585
245,621	UnitedHealth Group, Inc. (c)	28,494,492
292,782	Ventas Inc.	16,413,359
15,000	Ventas Realty LP / Ventas Capital Corporation	375,000
		119,271,389
	TOTAL COMMON STOCKS AND WARRANTS (Cost $923,707,587)	853,495,430
	PREFERRED STOCK - 1.5%
	Real Estate Investment Trusts — 1.5%
200,000	Welltower, Inc.	12,146,000
	TOTAL PREFERRED STOCK (Cost $5,534,359)
	MANDATORY CONVERTIBLE PREFERRED STOCK - 0.6%
	Generic Pharmaceuticals — 0.6%
5,000	Allergan plc (c)	4,717,300
	TOTAL MANDATORY CONVERTIBLE PREFERRED STOCK (Cost $5,000,000)	4,717,300
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENT - 1.4%
$11,183,000	Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $11,183,000, 0.01%, dated 09/30/15, due 10/01/15 (collateralized by U.S. Treasury N/B 1.375%, due 02/29/20, market value $11,407,619)	11,183,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $11,183,000)	11,183,000
	TOTAL INVESTMENTS - 127.4% (Cost $1,116,257,760)	1,048,829,796

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

(continued)

NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTION CONTRACTS WRITTEN - (0.1)%	VALUE
843	Aetna, Inc. Oct15 125 Call	$(19,389)
1,632	Alkermes plc Oct15 70 Call	(48,960)
356	Allergan plc Oct15 300 Call	(30,972)
433	Anacor Pharmaceuticals Inc. Oct15 140 Call	(44,599)
235	BioMarin Pharmaceutical Inc. Oct15 125 Call	(14,100)
446	bluebird bio, Inc. Oct15 135 Call	(15,610)
1,772	Bristol-Myers Squibb Co. Oct15 65 Call	(58,476)
933	Celgene Corporation Oct15 125 Call	(10,263)
742	Cigna Corporation Oct15 145 Call	(13,356)
589	Humana, Inc. Oct15 190 Call	(32,395)
937	Incyte Corporation Oct15 125 Call	(187,400)
897	UnitedHealth Group, Inc. Oct15 130 Call	(18,837)
	TOTAL CALL OPTION CONTRACTS WRITTEN (Premiums received $2,210,005)	(494,357)
	TOTAL INVESTMENTS LESS CALL OPTION CONTRACTS WRITTEN - 127.3% (Cost $1,114,047,755)	1,048,335,439
	OTHER LIABILITIES IN EXCESS OF ASSETS - (27.3)%	(224,630,528)
	NET ASSETS - 100%	$823,704,911

(a)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)  Non-income producing security.

(c)  A portion of security is pledged as collateral for call options written.

(d)  American Depository Receipt

(e)  Security fair valued. See Investment Valuation and Fair Value Measurments.

(f)  Foreign security.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

ASSETS:
Investments, at value (cost $1,116,257,760)	$1,048,829,796
Cash	107
Dividends and interest receivable	2,883,369
Prepaid expenses	106,179
Total assets	1,051,819,451
LIABILITIES:
Payable for investments purchased	68,299
Accrued advisory fee	988,840
Accrued investor support service fees	103,980
Accrued shareholder reporting fees	35,705
Accrued trustee fees	35,239
Loan payable	225,000,000
Options written, at value (premium received $2,210,005)	494,357
Interest payable	842,046
Accrued other	546,074
Total liabilities	228,114,540
Commitments and Contingencies (See Note 1)
NET ASSETS	$823,704,911
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 43,878,221 shares issued and outstanding	$836,306,715
Accumulated net investment loss	(319,519)
Accumulated net realized gain on investments and options	53,430,031
Net unrealized loss on investments and options	(65,712,316)
Total net assets (equivalent to $18.77 per share based on 43,878,221 shares outstanding)	$823,704,911

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2015

INVESTMENT INCOME:
Dividend income (net of foreign tax of $33,754)	$12,918,493
Interest and other income	6,706,841
Total investment income	19,625,334
EXPENSES:
Advisory fees	10,778,513
Interest expense	1,468,682
Investor support service fees	1,257,291
Legal fees	421,026
Administration and auditing fees	186,497
Custodian fees	168,892
Shareholder reporting	146,529
Trustees' fees and expenses	131,860
Transfer agent fees	13,518
Other (see Note 2)	386,662
Total expenses	14,959,470
Net investment gain	4,665,864
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	85,322,426
Closed or expired option contracts written	16,232,001
Net realized gain	101,554,427
Change in unrealized appreciation (depreciation)
Investments	(73,333,673)
Option contracts written	1,869,325
Change in unrealized appreciation (depreciation)	(71,464,348)
Net realized and unrealized gain (loss)	30,090,079
Net increase in net assets resulting from operations	$34,755,943

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended September 30, 2015		Period July 31, 2014 to September 30, 2014 (a)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income gain (loss)	$4,665,864		($556,066)
Net realized gain	101,554,427		11,605,676
Change in net unrealized appreciation (depreciation)	(71,464,348)		5,752,032
Net increase in net assets resulting from operations	34,755,943		16,801,642
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(59,235,598)		(4,936,300)
Total distributions	(59,235,598)		(4,936,300)
CAPITAL SHARE TRANSACTIONS:
Net proceed from sale of shares (0 and 43,878,221 shares, respectively)	—		836,319,224
Total capital share transactions	—		836,319,224
Net increase (decrease) in net assets	(24,479,655)		848,184,566
NET ASSETS:
Beginning of year	848,184,566		—
End of year	823,704,911		848,184,566
Accumulated net investment loss included in net assets at end of year	($319,519	) (b)	($109,130	) (b)

(a) Commenced operations on July 31, 2014.

(b) Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

STATEMENT OF CASH FLOWS

YEAR ENDED SEPTEMBER 30, 2015

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($1,328,417,554)
Purchases to close option contracts written	(359,743)
Net maturities of short-term investments	39,344,375
Sales of portfolio securities	968,694,416
Proceeds from option contracts written	30,195,988
Interest income received	5,596,307
Dividend income received	12,270,125
Other operating receipts (expenses paid)	(13,683,025)
Net cash used from operating activities	(286,359,111)
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(59,235,598)
Loan payable	225,000,000
Net cash used for financing activities	165,764,402
NET DECREASE IN CASH	(120,594,709)
CASH AT BEGINNING OF YEAR	120,594,816
CASH AT END OF YEAR	$107
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$34,755,943
Purchases of portfolio securities	(1,328,417,554)
Purchases to close option contracts written	(359,743)
Net maturities of short-term investments	39,344,375
Sales of portfolio securities	968,694,416
Proceeds from option contracts written	30,195,988
Accretion of discount	(46,787)
Net realized gain on investments and options	(101,554,427)
Decrease in net unrealized appreciation (depreciation) on investments and options	71,464,348
Increase in dividends and interest receivable	(1,712,115)
Increase in accrued expenses	502,639
Decrease in prepaid expenses and interest payable	773,806
Net cash provided from operating activities	$(286,359,111)

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

	Year ended September 30, 2015	Period July 31, 2014 to September 30, 2014 (1)
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of period	$19.33	$19.10	(3)
Net investment income (loss)(2)	0.11	(0.01)
Net realized and unrealized gain	0.68	0.39
Total increase (decrease) from investment operations	0.79	0.38
Distributions to shareholders from:
Income distributions to shareholders	(1.35)	(0.11)
Total distributions	(1.35)	(0.11)
Capital charges with respect to issuance of shares	—	(0.04)
Net asset value per share, end of period	$18.77	$19.33
Per share market value, end of period	$16.30	$18.85
Total investment return at market value	(7.37%)	(5.42	%)*
Total investment return at net asset value	4.02%	2.02	%*
RATIOS
Expenses to average net assets	1.60%	1.28	%**
Net investment income (loss) to average net assets	0.50%	(0.41	%)**
Expenses, excluding interest expense	1.44%	1.28%
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$824	$848
Portfolio turnover rate	92.61%	19.61	%*

*  Not Annualized.

**  Annualized.

(1)  Commenced operations on July 31, 2014.

(2)  Computed using average shares outstanding.

(3)  Net asset value beginning of period reflects a deduction of $0.90 per share sales charge from the initial offering price of $20.00 per share.

The accompanying notes are an integral part of these financial statements.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(1)  Organization and Significant Accounting Policies

Tekla Healthcare Opportunities Fund (the Fund) is a Massachusetts business trust formed on April 2, 2014 and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on July 31, 2014. The Fund's investment objective is to seek current income and long-term capital appreciation through investments in U.S. and non-U.S. companies in the healthcare industry (including equity securities, debt securities and pooled investment vehicles). The Fund invests primarily in securities of public and private companies believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest in private companies and other restricted securities, including private investments in public equity and venture capital investments, if these securities would currently comprise 10% or less of Managed Assets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after September 30, 2015, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Puts and calls generally are valued at the close of regular trading on the securities or commodities exchange on which they are primarily traded. Options on securities generally are valued at their last bid price in the case of exchange traded options or, in the case of OTC-traded options, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer's price is used. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

Restricted securities as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments to lock in the purchase price of a security or currency which it expects to purchase in the near future as a temporary substitute for purchasing selected investments, to enhance potential gain or to gain or hedge exposure to financial market risk.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

Transactions in call options written for the year ended September 30, 2015 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2014	27,938	$2,517,176
Options written	208,679	30,195,988
Options terminated in closing purchase transactions	(31,424)	(2,706,972)
Options exercised	(93,213)	(13,911,415)
Options expired	(102,165)	(13,884,772)
Options outstanding, September 30, 2015	9,815	$2,210,005
Average Number of Contracts	1,114,233

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location		Statement of Operations Location
Equity Contracts	Liabilities, options written, at value	$494,357	Net realized gain on closed or expired option contracts written	$16,232,001
			Change in unrealized appreciation (depreciation) on option contracts written	$1,869,325

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended September 30, 2015 totaled $1,206,212,318 and $887,533,757 respectively.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for monthly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make monthly distributions at a rate of $0.1125 per share to shareholders of record. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

Share Repurchase Program

In March 2015, the Trustees authorized a share repurchase program. The share repurchase program allows the Fund to purchase in the open market up to 12% of its outstanding common shares for a one-year period beginning July 11, 2015. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price and the Fund's shares and the Fund's net asset value.

During the period July 11, 2015 to September 30, 2015, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of September 30, 2015, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations. At September 30, 2015, the Fund reclassified $54,359,345 from accumulated net realized gain on investment and $54,359,345 to undistributed net investment income for current period book/tax differences.

The tax basis components of distributable earnings and the tax cost as of September 30, 2015 were as follows:

Cost of Investments for tax purposes	$1,117,194,572
Gross tax unrealized appreciation	$45,683,506
Gross tax unrealized depreciation	($114,048,282)
Net tax unrealized depreciation on investments	($68,364,776)
Undistributed ordinary income	$54,176,806
Undistributed long-term capital gains	$190,037

The Fund has designated the distributions for its taxable year ended September 30, 2015 and 2014 as follows:

	2015	2014
Ordinary income (includes short-term capital gain)	$59,235,598	$4,936,300

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at September 30, 2015.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Loan payable

The Fund maintains a $225,000,000 line of credit with the Bank of Nova Scotia (the "Line of Credit") which expires on January 6, 2016. As of September 30, 2015, the Fund had drawn down $225,000,000 from the Line of Credit, which was the maximum borrowing outstanding during the period. The Fund is charged interest at the rate of 0.70% above the relevant LIBOR rate adjusted by the Statutory Reserve Rate for borrowing (per annum). The Fund is also charged a commitment fee on the daily unused balance of the line of credit at the rate of 0.25% (per annum). Per the Line of Credit agreement, the Fund paid an upfront fee of 0.10% on the total line of credit balance, which is being amortized through January 4, 2016. The

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

Fund pledges its investment securities as the collateral for the line of credit per the terms of the agreement. The weighted average interest rate and the average outstanding loan payable for the period from January 8, 2015 to September 30, 2015 were 1.0662% and $173,778,195, respectively. The stated carrying amount of the line of credit approximates its fair value based upon the short term nature of the borrowings and the interest rates being based upon the market terms. The borrowings under the line of credit would be considered as Level 2 in the fair value hierarchy (See Note 3) at September 30, 2015.

Investor Support Services

The Fund has retained Destra Capital Investment LLC to provide investor support services in connection with the ongoing operation of the Fund. The Fund will pay Destra a fee in an annual amount equal to (i) 0.12% of the average aggregate daily value of the Fund's Managed Assets from July 31, 2014 to July 30, 2015 and (ii) 0.10% of the average aggregate daily value of the Fund's Managed Assets from July 31, 2015 through July 30, 2016, the remaining term of the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of 1.00% of the average daily value of the Fund's Managed Assets. Managed Assets means the total assets of the Fund minus the Fund's liabilities other than the loan payable.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2015, these payments amounted to $79,201 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

(3) Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The Independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

(continued)

The following is a summary of the inputs used as of September 30, 2015 to value the Fund's net assets. For the year ended September 30, 2015, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible and Non-Convertible Notes
Biotechnologies/Biopharmaceuticals		$58,365,425		$58,365,425
Healthcare Services		76,561,130		76,561,130
Medical Devices and Diagnostics		31,686,811		31,686,811
Pharmaceuticals		674,700		674,700
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$326,723,440	—	$0	326,723,440
Drug Discovery Technologies	14,833,168	—	—	14,833,168
Generic Pharmaceuticals	56,888,705	—	—	56,888,705
Healthcare Services	98,798,191	—	—	98,798,191
Medical Devices and Diagnostics	58,811,529	—	—	58,811,529
Pharmaceuticals	178,169,008	—	—	178,169,008
Real Estate Investment Trusts	119,271,389	—	—	119,271,389
Preferred Stocks
Real Estate Investment Trusts	12,146,000	—	—	12,146,000
Mandatory Convertible Preferred Stocks
Generic Pharmaceuticals	4,717,300			4,717,300
Short-term Investment	—	11,183,000	—	11,183,000
Total	$870,358,730	$178,471,066	$0	$1,048,829,796
Other Financial Instruments
Liabilities
Call Options Contracts Written	$(494,357)	$—	$—	$(494,357)
Total	$(494,357)	$—	$—	$(494,357)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tekla Healthcare Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Tekla Healthcare Opportunities Fund (the "Fund"), including the schedule of investments, as of September 30, 2015, and the related statements of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period July 31, 2014 (commencement of operations) to September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tekla Healthcare Opportunities Fund as of September 30, 2015, the results of its operations and its cash flows for the year then ended, and the statements of changes in its net assets and the financial highlights for the year then ended and for the period July 31, 2014 (commencement of operations) to September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 20, 2015

TEKLA HEALTHCARE
OPPORTUNITIES FUND

TRUSTEES

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Michael W. Bonney 8/1958	Trustee (since 2014)	Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (since 2012-2014); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2003-2012); Director, NPS Pharmaceuticals, Inc. (2012-2015); Chairman of the Board of Trustees, Bates College (since 2010); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (2009-2014).	4
Rakesh K. Jain, Ph.D. 12/1950	Trustee (since 2014)	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991); Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (since 2011).	4
Oleg M. Pohotsky 3/1947	Trustee (since 2014) Chairman (since 2014)	Consultant and Managing Partner, Right Bank Partners (since 2002); Adviser, Board Advisers, Kaufman & Co. LLC (since 2008); Director, Avangard Investment Holdings (since 2010); Director, The New America High Income Fund, Inc. (since 2013).	4
William S. Reardon, CPA 6/1946	Trustee (since 2014)	Independent Consultant (since 2002); Director, Idera Pharmaceuticals, Inc (since 2002); Director, Synta Pharmaceuticals, Inc. (since 2004).	4

TEKLA HEALTHCARE
OPPORTUNITIES FUND

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorship Held	Number of Portfolios in Fund Complex Overseen by Trustee
Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 2014)	Professor of Economics, Princeton University (since 1968); Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).	4
Lucinda H. Stebbins, CPA 11/1945	Trustee (Since 2014)	Independent Consultant, Deutsche Bank (2004-2015); Director, Bald Peak Land Company, Inc. (2008-2014); Director, Solstice Home Care, Inc. (2014).	4
Interested Trustee:
Daniel R. Omstead, Ph.D.[3] 7/1953	President (Since 2014); Trustee (Since 2014)

President of the Fund, Tekla Healthcare Investors (HQH) (Since 2001),Tekla Life Sciences Investors (HQL) (Since 2001) and Tekla World Healthcare Fund (THW) (Since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director, Celladon Corporation (2012-2014); Director: IlluminOss Medical, Inc. (since 2012); Magellan Diagnostics, Inc. (since 2006); Dynex Corporation (since 2012); Insightra Medical, Inc. (since 2015); Neurovance, Inc. (since 2015); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); Veniti, Inc. (since 2015).

			4

1  The Address for each Trustee is: Tekla Healthcare Opportunities Fund, 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

OFFICERS

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Daniel R. Omstead, Ph.D. 7/1953	President (Since 2014); Trustee (Since 2014)

President of the Fund, HQH (Since 2001), HQL (Since 2001) and THW (Since 2015); President, Chief Executive Officer and Managing Member of Tekla Capital Management LLC (Since 2002); Director: IlluminOss Medical, Inc. (since 2012); Magellan Diagnostics, Inc. (since 2006); Dynex Corporation (since 2012); Insightra Medical, Inc. (since 2015); Neurovance, Inc. (since 2015); EBI Life Sciences, Inc. (since 2015); Euthymics Biosciences, Inc. (since 2015); Veniti, Inc. (since 2015).

Laura Woodward, CPA 11/1968	Chief Compliance Officer, Secretary and Treasurer (since 2014)

Chief Compliance Officer, Secretary and Treasurer, the Fund, HQH (Since 2009), HQL (Since 2009) and THW (Since 2015); Chief Compliance Officer and Vice President of Fund Administration, Tekla Capital Management LLC (Since 2009); Senior Manager, PricewaterhouseCoopers LLP (1990-2009).

1  The Address for each officer is: Tekla Healthcare Opportunities Fund; 100 Federal Street, 19th Floor, Boston, Massachusetts, 02110, 617-772-8500.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 4, 2015. Shareholders voted to elect Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees:

	For	Withheld
Oleg M. Pohotsky	38,827,856	296,554
William S. Reardon, CPA	38,838,419	285,991

William S. Reardon, CPA and Oleg M. Pohotsky were elected to serve until the 2018 Annual Meeting.

Trustees serving until the 2016 Annual Meeting are Rakesh K. Jain, Ph.D., Daniel R. Omstead, Ph.D. and Lucinda H. Stebbins, CPA.

Trustees serving until the 2017 Annual Meeting are Michael W. Bonney and Uwe E. Reinhardt.

Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2015 by the following votes:

For	Against	Abstain
38,872,372	81,480	170,560

TEKLA HEALTHCARE
OPPORTUNITIES FUND

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

You can find information regarding the Fund at the Fund's website, www.Teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing and distributions and press releases, and maintains links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, including performance, portfolio holdings and sector information for each fiscal quarter, approximately 15 days after the end of each quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Investments, at (877) 855-3434.

FEDERAL TAX INFORMATION (unaudited)

Certain information for the Fund is required to be provided to shareholders based on the Fund's income and distributions for the taxable year ended December 31, 2015. In February 2016, shareholders will receive Form 1099-DIV, which will include their share of qualified dividends and capital gains and return of capital distributed during the calendar year 2015. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

For corporate shareholders, 5.75% of ordinary income dividends paid by the Fund qualified for the dividends received deduction during the period July 31, 2015 to September 30, 2015.

Under Section 854(b)(2) of the Code, the Fund designated $6,690,939 as qualified dividends for the year ended September 30, 2015.

DISTRIBUTION POLICY

The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In March 2015, the Trustees authorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2015.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D. (since 2014), Jason C. Akus, M.D./M.B.A, Mark Charest, Ph.D., Christian Richard, M.B.A, M.S., Timothy Gasperoni, Ph.D., M.B.A, Amanda Birdsey-Benson Ph.D., Alan Kwan, Ph.D., M.S., M.B.A and William Hite, CFA are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

Reinvestment of Distributions. Under the Dividend Reinvestment and Stock Purchase Plan, dividends and/or distributions to a Shareholder will automatically be reinvested in additional Shares of the Trust. Each registered Shareholder may elect to have dividends and distributions distributed in cash (i.e., "opt-out") rather than participate in the Dividend Reinvestment and Stock Purchase Plan. For any registered Shareholder that does not so elect, dividends and/or distributions on such Shareholder's Shares will be reinvested by Computershare Trust Company, N.A. (the "Plan Agent"), as agent for Shareholders in additional Shares, as set forth below. Participation in the Dividend Reinvestment and Stock Purchase Plan is completely voluntary, and may be terminated or resumed at any time without penalty by internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. Each participant will pay a per Share fee (currently $0.05 per Share) incurred in connection with open market purchases. If a participant elects to have the Plan Agent sell all or a part of his or her Shares and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 sales fee per trade and a per Share fee of $0.12 from such proceeds. All per Share fees include any applicable brokerage commissions the Plan Agent is required to pay. The automatic reinvestment of Dividends will not relieve Participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividend.

The Plan Agent will acquire shares for participants' accounts by purchasing either newly issued shares from the Fund or outstanding shares in the open market, depending upon the circumstances. If on the payment date of a dividend or distribution the NAV per share is equal to or less than the closing market price (plus estimated per share fees in connection with the purchase of shares), the Plan Agent will invest the dividend or distribution in newly issued shares. The number of newly issued shares to be credited to each participant's account will be determined by dividing the amount of the participant's cash dividend or distribution by the greater of the NAV per share on the payment date or 95% of the closing market price per share on the payment date. If on the payment date the NAV per share is greater than the closing market price per share (plus per share fees), the Plan Agent will invest the dividend or distribution in

TEKLA HEALTHCARE
OPPORTUNITIES FUND

shares acquired in open-market purchases. The per share price for open-market purchases will be the weighted average price of the shares on the payment date.

Stock Purchase Plan. All registered shareholders can voluntarily purchase additional shares in the Fund at any time through the Plan Agent. The minimum investment under this option is $50. Participants can make an investment online or by sending a check to the Plan Agent. Each investment will entail a transaction fee of $5.00 plus %0.05 per share purchased. Shareholders can also authorize the Plan Agent to make automatic withdrawals from a bank account. Each automatic transaction will entail a fee of $2.50 plus $0.05 per share purchased. There is a $25 charge for each returned check or rejected electronic funds transfer.

Amendment or Termination of Plan. The Fund reserves the right to amend or terminate the Plan upon notice in writing to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

Plan Agent. You can contact the Plan Agent at www.computershare.com/investor, at P.O. Box 30170, College Station, TX 77842-3170 or at 1-800-426-5523.

TEKLA HEALTHCARE
OPPORTUNITIES FUND

New York Stock Exchange Symbol: THQ
NAV Symbol: XTHQX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.teklacap.com) or by calling

(617) 772-8500

Item 2.  CODE OF ETHICS.

(a)                                 As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                 No disclosures are required by this Item.

(c)                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                  Not applicable.

(f)                                   A copy of the Registrant’s code is filed as Exhibit 1 to this Form N-CSR.  Copies of the Code will also be made available, free of charge, upon request, by writing or calling Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA  02110, (617) 772-8500.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                 Audit Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $0 for the fiscal year ended September 30, 2015 and $36,000 for the fiscal year ended September 30, 2014.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees in each of the last two fiscal years ended September 30 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,650 for the fiscal year ended September 30, 2015 and $0 for the fiscal year ended September 30, 2014.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The aggregate fees billed in each of the last two fiscal years ended September 30 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended September 30, 2015 and $34,700 for the fiscal year ended September 30, 2014. The nature of the services comprising the fees disclosed under this category was services related to the initial public offering of the Registrant.

(e)                                  (1)  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)   None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All services described in paragraphs (b) through (d) of the NCSR were approved in advance by the Audit Committee of each Fund.

(f)                                   Not applicable.

(g)                                  None.

(h)                                 Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).  The members of the Audit Committee are Oleg M. Pohotsky, Uwe E. Reinhardt, Lucinda H. Stebbins and William S. Reardon.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Tekla Capital Management LLC (“TCM”) for voting proxies with respect to portfolio securities held by Tekla Healthcare Investors,Tekla Life Sciences Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with TCM’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). TCM considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

TCM shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to TCM’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of TCM, TCM’s Chief Compliance Officer (“CCO”), and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

TCM’s CCO shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether TCM cast its vote on the matter;

•                  how TCM cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether TCM cast its vote for or against management;

TCM’s CCO shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

TCM’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and TCM’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, TCM generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. TCM may review and analyze on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. TCM may review and consider corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. TCM may consider: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of TCM to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. TCM may consider: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. TCM may consider: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. TCM may consider: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. TCM may consider: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. TCM may consider: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  TCM may consider: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. TCM may consider: (i) TCM’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. TCM may consider: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. TCM may consider: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. TCM may consider: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: TCM may consider: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. TCM may consider: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. TCM may consider: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. TCM may consider: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Compensation. TCM may consider: (i) Whether the company has an independent compensation committee; (ii) whether the compensation committee engaged independent consultants; (iii) whether the compensation committee has lapsed or waived equity vesting restrictions; and (iv) whether the company has adopted or extended a Golden Parachute without shareholder approval. TCM will generally support annual advisory votes on executive compensation.

Limitations

TCM may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. TCM may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings. With respect to certain privately held companies, TCM may not have the opportunity to vote or may have a limitation on its ability to vote. For example, in certain cases a company may be permitted by its charter or other governing documents to take action without a shareholder meeting and with written consent of fewer than all shareholders.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Funds’ counsel.  Where conflicts of interest arise between clients and TCM, TCM may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that TCM has a conflict of interest in any instance, TCM’s CCO shall disclose the conflict to the Board and seek voting instructions.

TCM may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that TCM may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  TCM shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  TCM shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  TCM shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  TCM shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  TCM shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

TCM shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. TCM shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by TCM. All such records shall be maintained for a period of five years in an easily accessible place, the first two years in the offices of TCM.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)      As of December 2, 2015, Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Mark G. Charest, Ph.D, Christian M. Richard, M.S/M.B.A,  Timothy Gasperoni, Ph.D/M.B.A., Amanda Birdsey-Benson, Ph.D., Alan Kwan, Ph.D/M.B.A and William R. Hite, CFA. are members of a team that analyzes investments on behalf of the Registrant.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of Tekla Healthcare Investors (“HQH”), Tekla Life Science Investors (“HQL”), and Tekla World Healthcare Fund (“THW”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D. is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH, HQL and THW.

Jason C. Akus, M.D./M.B.A. is Senior Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in 2001.

Mark G. Charest, Ph.D. is Senior Vice President, Research of TCM. He was previously a Portfolio Manager at New Leaf Venture Partners and was a Kauffman Fellow at Panorama Capital.  He joined TCM in 2015.

Christian M. Richard, M.S./M.B.A is Senior Vice President, Research of TCM. He was previously a Partner/Head of Research for Merlin Biomed Private Equity/Merlin. He joined TCM in 2015.

Timothy Gasperoni, Ph.D./M.B.A. is Senior Vice President, Research of TCM. He was previously a Senior Analyst and Founding Member of Sabby Capital and was a Partner and Senior Analyst at Crosswind Investments, LLC.  He joined TCM in 2015.

Amanda Birdsey-Benson, Ph.D. is Senior Analyst of TCM. She was previously an analyst for R.A. Capital Management.  She joined TCM in 2014.

Alan Kwan, Ph.D./M.B.A.is Senior Analyst of TCM. He was previously a Principal Investigator at GlaxoSmithKline, plc. He joined TCM in 2014.

William R. Hite, CFA is Senior Analyst of TCM. He was previously an Associate Analyst at Columbia Management, an Associate Analyst at Lazard Capital Markets and worked at Leerink Partners.  He joined TCM in 2015.

(a)(2)      The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	3	$2,109 million	0	0	0	0
Jason C. Akus	3	$2,109 million	0	0	0	0
Mark Charest	3	$2,109 million	0	0	0	0
Christian Richard	3	$2,109 million	0	0	0	0
Timothy Gasperoni	3	$2,109 million	0	0	0	0
Amanda Birdsey-Benson	3	$2,109 million	0	0	0	0
Alan Kwan	3	$2,109 million	0	0	0	0
William Hite	3	$2,109 million	0	0	0	0

None of the funds or other accounts is subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant, HQH, HQL and THW, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)      As of September 30, 2015, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on factors including investment performance of accounts managed by the team predominantly relative to the S&P 1500 Healthcare Index and the S&P 500 Index during the Fund’s fiscal year, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)      As of September 30, 2015, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED

Daniel R. Omstead	$10,001-$50,000
Jason C. Akus	none
Mark Charest	none
Christian Richard	none
Timothy Gasperoni	none
Amanda Birdsey-Benson	none
Alan Kwan	none
William Hite	none

(b) N/A.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #10 (Jul. 1, 2015 – Jul. 31, 2015)
Month #11 (Aug. 1, 2015 – Aug. 31, 2015)
Month #12 (Sep. 1, 2015 – Sep. 30, 2015)
Total

(1)   In March 2015, the share repurchase program was authorized, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2015.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes, to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR229.407)(as required by Item 22(b)(15) of Schedule 14A (17 CFR240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)  Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2 and 3).

(a)(3)  Notice to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1(Exhibit 4).

(b)                      Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 5).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA HEALTHCARE OPPORTUNITIES FUND

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	12/02/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	12/02/15

* Print the name and title of each signing officer under his or her signature.